Employee Benefit Plan, Summary of Accounting Policy	12 Months Ended
Mar. 31, 2025
EBP, Accounting Policy, Accounting Standard Update, and Change in Accounting Principle [Abstract]
EBP, Summary of Accounting Policy	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting - The financial statements of the Plan are prepared on the accrual basis of accounting.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.
Investment Valuation and Income Recognition - The Plan’s investments are reported at fair value. Fair value is a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. For additional disclosure regarding fair value of investments, see the Fair Value Measurements footnote herein.
Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation (depreciation) includes the Plan’s gains and losses on investments bought and sold, as well as held during the year.
Administrative Expenses - During the 2025 and 2024 plan years, the Plan Sponsor paid Plan administrative costs of $0.7 million and $0.3 million, respectively, and the Plan paid its remaining administrative expenses including audit, consulting, trustee and recordkeeping fees of approximately $0.6 million and $0.6 million, respectively.
Payment of Benefits - Benefits are recorded when paid.